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                                  EXHIBIT 21.1

                       LIST OF SUBSIDIARIES OF BELDEN INC.

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
Belden Inc.                                          (Incorporated in Delaware)

Belden Wire & Cable Company                          (Incorporated in Delaware)

Belden Technologies, Inc.                            (Incorporated in Delaware)

Belden International, Inc.                           (Incorporated in Delaware)

Belden Holdings, Inc.                                (Incorporated in Delaware)

Belden Communications Company                        (Incorporated in Delaware)

Belden Communications Holding, Inc.                  (Incorporated in Delaware)

Belden Europe B.V.                                   (Incorporated in The Netherlands)

Belden Wire & Cable B.V.                             (Incorporated in The Netherlands)

Belden International Holdings B.V.                   (Incorporated in The Netherlands)

Belden Europe B.V. & Belden Wire &                   (German Civil Code Partnership)
Cable B.V. Finance GbR

Belden Deutschland GmbH                              (Incorporated in Germany)

Belden Electronics GmbH                              (Incorporated in Germany)

Belden-EIW GmbH & Co. KG                             (German Limited Partnership)

Belden Pacific Finance Pty Ltd.                      (Incorporated in Australia)

Belden Pacific Finance Unit Trust                    (Organized in Australia)

Belden Australia Pty Ltd.                            (Incorporated in Australia)

Belden Superannuation Pty. Ltd.                      (Incorporated in Australia)

Belden Foreign Sales Corporation                     (Incorporated in Barbados)

Belden-Duna Kabel Kft.                               (Incorporated in Hungary)

Belden Electronics Argentina S.A.                    (Incorporated in Argentina)

Belden (Canada) Inc.                                 (Incorporated in Canada)

Belden Electronics S.a.r.l.                          (Incorporated in France)

Belden (UK) Finco Limited Partnership                (United Kingdom Limited Partnership)

Belden UK Limited                                    (Incorporated in the United Kingdom)
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
Belden Electronics, S.A. de C.V.                     (Incorporated in Mexico)

Belden Brasil Comercial Ltda.                        (Incorporated in Brazil)

Belden -Dorfler GmbH                                 (Incorporated in Austria)
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